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                                                              Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 30, 1997 included in Charles E. Smith Residential Realty, Inc.'s Form
10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.
                                         /s/
                                         -----------------------
                                         ARTHUR ANDERSEN LLP

Washington, D.C.
November 6, 1997